UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

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GIBRALTAR INDUSTRIES, INC.

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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(formerly Gibraltar Steel Corporation)
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(Former name or former address, if changed since last report)

 This filing amends the 8-K filing made on August 3, 2004 to correct the Item under which the original filing was furnished.

Item 7.01.     Regulation FD Disclosure.

            The registrant hosted its second quarter 2004 earnings conference call on July 29, 2004, during which the registrant presented information regarding its second quarter 2004 earnings.   Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, registrant hereby furnishes the Second Quarter 2004 Investor Presentation as Exhibit 99.1 to this report.

Exhibit 99.1 is incorporated by reference under this Item 7.01.

             Exhibits.

            99.1 Investor presentation  July 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004              GIBRALTAR INDUSTRIES, INC.

                                                 /S/  David W. Kay
                                             Name: David W. Kay
                                            Title:   Chief Financial Officer

EXHIBIT INDEX

99.1 Conference Call Investor Presentation made July 29, 2004